                                                                EXHIBIT 10(F)(4)

                                AMENDMENT NO. 3
                              TO CREDIT AGREEMENT

    AMENDMENT NO. 3 (the "AMENDMENT") dated as of April 19, 2000 to the Credit Agreement dated as of October 11, 1996, as amended by Amendment No. 1 dated as of October 24, 1997 and Amendment No. 2 dated as of October 31, 1999 (the "CREDIT AGREEMENT"), among AEP INDUSTRIES INC. (the "COMPANY"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party thereto (the "BANKS"), the LETTER OF CREDIT ISSUING BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H:

    WHEREAS, the parties named above have heretofore entered into the Credit Agreement; and

    WHEREAS, the parties hereto desire to amend the Credit Agreement to change the pricing, financial covenants, mandatory prepayments provision and assignment provision, provide for collateral and make certain other changes (in each case, as more fully set forth herein);

    NOW, THEREFORE, the parties hereto agree as follows:

    Section 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as the provisions referred to herein are amended hereby.

    Section 2. AMENDMENT OF SECTION 1.1.   (a) The definition of "Consolidated
Interest Expense" is amended to read in its entirety as follows:

       "Consolidated Interest Expense" means, for any period, the interest expense of the Company and its Consolidated Subsidiaries determined on a consolidated basis for such period (excluding, to the extent reflected therein, fees paid on or before the Closing Date in connection with the Agreement and fees paid as a condition to the effectiveness of Amendment No. 1 and Amendment No. 3 thereto).

           (b) The definition of "Excluded Sale" is amended to replace the number "$75,000,000" with the number "$50,000,000" and to replace the words ", the aggregate fair market value of which dispositions under
       (y) does not exceed $50,000,000" with the words "(other than Hitachi-Borden Chemical Products Inc.),".

           (c) The definition of "Permitted Disposition" is amended to read in its entirety as follows:

       "Permitted Disposition" means the disposition of Borden Chimie S.A.; the rigid plastic packaging materials business; and the Asia-Pacific businesses (other than Hitachi-Borden Chemical Products Inc.), which are comprised of Borden (NZ) Limited and assets transferred to the Company by Borden Australia (Pty.) Limited.

           (d) The following definitions are added to Section 1.1 in the appropriate alphabetical order:

       "Domestic Subsidiary" means any Subsidiary which is not a Foreign Subsidiary.

       "Foreign Subsidiary" means a Subsidiary organized under the laws of a jurisdiction, and conducting substantially all of its operations, outside the United States, other than any such entity that is (whether as a matter of law, pursuant to an election by such entity or otherwise) treated as a partnership in which the Company or any Subsidiary party to a Security Document (a "Credit Party") is a partner or as a branch of any Credit Party for United States income tax purposes.

    Section 3. AMENDMENT OF SECTIONS 2.1 AND 2.9. Each of Section 2.1(c) and
Section 2.9(a) is amended to replace the number "$5,000,000" with the number "$1,000,000".

    Section 4. AMENDMENT OF SECTION 2.6. Section 2.6(a) is amended to replace the words "facility" and "Facility" with the words "commitment" and "Commitment", respectively, and to restate clause (ii) thereof to read in its entirety as follows:

        (ii) from and including such date of termination of the Term Commitments to but excluding the date of termination of the Working Capital Commitments in their entirety, on the daily aggregate unused amount of the Working Capital Commitments,

    Section 5. AMENDMENT OF SECTION 2.8. Clause (i)(y) of Section 2.8(b) is amended to read in its entirety as follows:

        (y) prior to the Trigger Date, the Loans shall be prepaid within 90 days after the end of each fiscal year, commencing with the fiscal year ended October 31, 2000, in an amount equal to 50% of the Excess Cash Flow for such fiscal year

    Section 6. AMENDMENT OF SECTION 5.1. (a) Clause (c) of Section 5.1 is amended to renumber subclause "(ii)" as subclause "(iii)", and to add after the word "statements" at the end of subclause (i) thereof the following:

       , and describing any non-cash charges and extraordinary or other non-recurring gain or loss reflected therein, (ii) setting forth in reasonable detail the net book value of all receivables and inventory in which the Agent has a perfected, first priority security interest,

           (b) Clause (g) of Section 5.1 is amended to read in its entirety as follows:

           (g) within 30 days after the end of each fiscal year of the Company, a detailed budget for the current fiscal year (including a projected consolidated balance sheet and related statements of projected income and cash flow as of the end of and for such fiscal year and setting forth the assumptions used in preparing such budget); and promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

    Section 7. AMENDMENT OF SECTION 5.11. The table set forth in Section 5.11 is amended to read in its entirety as follows:

PERIOD                                                         RATIO
------                                                        --------
November 1, 1996 through January 31, 1997...................   4.75:1
February 1, 1997 through April 30, 1997.....................  4.375:1
May 1, 1997 through July 31, 1997...........................   4.95:1
August 1, 1997 through January 31, 1998.....................   5.75:1
February 1, 1998 through April 30, 1998.....................    5.5:1
May 1, 1998 through July 31, 1998...........................   5.25:1
August 1, 1998 through January 31, 1999.....................    5.0:1
February 1, 1999 through April 30, 1999.....................   4.75:1
May 1, 1999 through July 31, 1999...........................    4.5:1
August 1, 1999 through January 31, 2000.....................   4.25:1
February 1, 2000 through July 31, 2000......................    5.5:1
August 1, 2000 through October 31, 2000.....................   5.15:1
November 1, 2000 through January 31, 2001...................    5.0:1
February 1, 2001 through April 30, 2001.....................    4.5:1
May 1, 2001 through July 31, 2001...........................   4.25:1
August 1, 2001 through October 31, 2001.....................    4.0:1
November 1, 2001 through April 30, 2002.....................   3.75:1
Thereafter..................................................    3.5:1

    Section 8. AMENDMENT OF SECTION 5.12..   The table set forth in
Section 5.12 is amended to read in its entirety as follows:

PERIOD                                                         RATIO
------                                                        --------
November 1, 1996 through January 31, 1997...................   1.75:1
February 1, 1997 through April 30, 1997.....................  1.875:1
May 1, 1997 through July 31, 1997...........................   1.75:1
August 1, 1997 through January 31, 1998.....................   1.15:1
February 1, 1998 through April 30, 1998.....................    1.2:1
May 1, 1998 through July 31, 1998...........................    1.3:1
August 1, 1998 through January 31, 1999.....................    1.4:1
February 1, 1999 through April 30, 1999.....................    1.5:1
May 1, 1999 through July 31, 1999...........................    1.6:1
August 1, 1999 through January 31, 2000.....................   1.65:1
February 1, 2000 through July 31, 2000......................   1.15:1
August 1, 2000 through January 31, 2001.....................   1.25:1
February 1, 2001 through July 31, 2001......................   1.35:1
August 1, 2001 through October 31, 2001.....................    1.5:1
November 1, 2001 through April 30, 2002.....................    1.8:1
Thereafter..................................................   1.85:1

    Section 9. AMENDMENT OF SECTION 5.17. Section 5.17 is amended to read in its entirety as follows: SECTION 5.17. SECURITY INTEREST. (a) The Company shall grant, and shall cause each of its Domestic Subsidiaries to grant, a security interest in substantially all of (x) its receivables and inventory located in the United States and Canada and (y) all shares of stock or other equity interests owned by it (other than equity interests in Foreign Subsidiaries, with respect to which a security interest will be granted in 66% of all equity interests in Foreign Subsidiaries which are Material Subsidiaries), in favor of the Agent, and shall duly authorize, execute and deliver, and shall cause each of its Domestic Subsidiaries to duly authorize, execute and deliver, Security Documents (and, in the case of such Domestic

Subsidiaries, guaranties) and legal opinions relating thereto satisfactory in form and substance to the Agent to grant, create and maintain a first priority security interest (subject, where appropriate, to Liens permitted by Section 5.9) under United States and Canadian federal, state and local law (and, in the case of such foreign equity interests, relevant foreign law) in favor of the Banks in such assets (and, in the case of such Domestic Subsidiaries, to guarantee the Company's obligations hereunder and under the Notes) as promptly as practicable and in any event by no later than July 19, 2000. Any Lien granted pursuant to a Security Document shall be deemed to be permitted under
Section 5.9.

           (b) Notwithstanding anything to the contrary in this Section, if the Agent shall determine, upon the request of the Company, that satisfaction of any or all of the Company's obligations under this Section with respect to equity interests in Foreign Subsidiaries is impossible, impractical or unreasonably burdensome, whether for legal, tax, cost or other reasons, the Agent may, in its good faith discretion, consent to a waiver of any or all of such obligations with respect to any such Foreign Subsidiary.

    Section 10. AMENDMENT OF SECTION 11.6. Section 11.6(c) is amended to replace the phrase "(equivalent to initial Commitments aggregating not less than $10,000,000)" with the phrase "(in an aggregate amount of at least $2,500,000)".

    Section 11. AMENDMENT OF PRICING SCHEDULE.. The Pricing Schedule is amended to read in its entirety as set forth in the attached Pricing Schedule.

    Section 12. AMENDMENT OF EXHIBIT D. Section 3 of Exhibit D is amended to replace "facility" with "commitment".

    Section 13. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true and correct on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on each such date.

    Section 14. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    Section 15. COUNTERPARTS.. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    Section 16. EFFECTIVENESS.. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received (i) from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof (each such counterpart or confirmation, a "Signature"), (ii) an opinion of Warshaw, Burstein, Cohen, Schlesinger & Kuh, LLC, counsel for the Company (or such other counsel for the Company as may be acceptable to the Agent), substantially to the effect of Exhibit B to the Credit Agreement with reference to this Amendment and the Credit Agreement as amended hereby, (iii) for the account of each Bank from which the Agent has received a Signature no later than 5:00 P.M. (New York City time) on April 19, 2000, payment of a fee of .25% of the sum of such Bank's Term Loans and Working Capital Commitments, and (iv) from the Company, a completed perfection certificate (in the form previously provided by the Agent to the Company) relating to receivables and inventory of the Company and its Domestic Subsidiaries located in the United States and Canada.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                                       AEP INDUSTRIES INC.

                                                       By:  /s/ JAMES B. RAFFERTY
                                                            -----------------------------------------
                                                            Title: Vice President Treasurer

                                                       MORGAN GUARANTY TRUST
                                                       COMPANY OF NEW YORK.

                                                       By:  /s/ COLLEEN GALLE
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       THE CHASE MANHATTAN BANK

                                                       By:  /s/ LEONARD NOLL
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       THE BANK OF NOVA SCOTIA

                                                       By:  /s/ BRIAN S. ALLEN
                                                            -----------------------------------------
                                                            Title: Managing Director

                                                       BANK OF TOKYO-MITSUBISHI
                                                       TRUST COMPANY

                                                       By:  /s/ W. A. DINICOLA
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       CIBC INC.

                                                       By:  /s/ LINDSAY GORDON
                                                            -----------------------------------------
                                                            Title: Executive Director
                                                            CIBC World Markets Corp.
                                                            As Agent

                                                       CREDIT LYONNAIS NEW YORK BRANCH

                                                       By:
                                                            -----------------------------------------
                                                            Title:

                                                       FLEET BANK, N.A.

                                                       By:  /s/ CRAIG W. TRAUTWEIN
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                                       By:  /s/ J. KENNETH BIEGEN
                                                            -----------------------------------------
                                                            Title: Senior Vice President

                                                       ROYAL BANK OF CANADA

                                                       By:  /s/ DMITRY E. BARON
                                                            -----------------------------------------
                                                            Title: Manager

                                                       SOCIETE GENERALE NEW YORK BRANCH

                                                       By:  /s/ JERRY PARISI
                                                            -----------------------------------------
                                                            Title: Managing Director

                                                       ABN AMRO BANK N.V.
                                                       NEW YORK BRANCH

                                                       By:  /s/ PAULINE MCHUGH
                                                            -----------------------------------------
                                                            Title: Group Vice President

                                                       By:  /s/ PATRICIA CHRISTY
                                                            -----------------------------------------
                                                            Title: Assistant Vice President

                                                       MERRILL LYNCH, PIERCE, FENNER &
                                                       SMITH INCORPORATED

                                                       By:  /s/ GRAHAM GOLDSMITH
                                                            -----------------------------------------
                                                            Title: Director

                                                       PARIBAS

                                                       By:  /s/ DUANE HELKOWSKI
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       By:  /s/ SHAUN F. MARCH
                                                            -----------------------------------------
                                                            Title: Assistant Vice President

                                                       BANCA COMMERCIALE ITALIANA
                                                       NEW YORK BRANCH

                                                       By:
                                                            -----------------------------------------
                                                            Title:

                                                       By:
                                                            -----------------------------------------
                                                            Title:

                                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                                       NEW YORK BRANCH

                                                       By:  /s/ CHRISTOPHER FAHEY
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       FIRST UNION NATIONAL BANK

                                                       By:  /s/ RANDALL R. MECK
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       THE FUJI BANK, LIMITED

                                                       By:  /s/ NOBU KOIKE
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       THE SAKURA BANK, LIMITED
                                                       NEW YORK BRANCH

                                                       By:  /s/ TETSUO KAWANO
                                                            -----------------------------------------
                                                            Title: General Manager
                                                            Americas Bkg. Div.

                                                       SANPAOLO IMI S.P.A.

                                                       By:  /s/ CARLO PERSICO
                                                            -----------------------------------------
                                                            Title: Deputy General Manager

                                                       By:  /s/ ROBERT WURSTER
                                                            -----------------------------------------
                                                            Title: First Vice President

                                                       STB DELAWARE FUNDING TRUST I

                                                       By:  /s/ DONALD HARGDON
                                                            -----------------------------------------
                                                            Title: Assistant Vice President

                                                       THE SUMITOMO BANK, LIMITED

                                                       By:  /s/ PETER KNIGHT
                                                            -----------------------------------------
                                                            Title: Senior Vice President

                                                       SUMMIT BANK

                                                       By:  /s/ CARTER EVANS
                                                            -----------------------------------------
                                                            Title: Vice President

                                                       WESTDEUTSCHE LANDESBANK
                                                       GIROZENTRALE NEW YORK BRANCH

                                                       By:  /s/ LISA M. WALKER
                                                            -----------------------------------------
                                                            Title: Associate Director

                                                       By:  /s/ BARRY S. WADLER
                                                            -----------------------------------------
                                                            Title: Manager

                                                       EUROPEAN AMERICAN BANK

                                                       By:  /s/ NEELUM MALKANI
                                                            -----------------------------------------
                                                            Title: Assistant Vice President

    PRICING SCHEDULE

    Each of "Euro-Dollar Margin", "Base Rate Margin", "Commitment Fee Rate" and "LC Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

Euro-Dollar Margin.................    1.25%      1.75%      2.25%      2.50%      2.75%      3.00%
Base Rate Margin...................    0.25%      0.75%      1.25%      1.50%      1.75%      2.00%
LC Fee Rate........................    1.25%      1.75%      2.25%      2.50%      2.75%      3.00%
Commitment Fee Rate................     .50%       .50%       .50%       .50%       .50%       .50%

    For purposes of this Schedule, the following terms have the following meanings:

    "Level I Pricing" applies at any date after January 31, 2001 if the Cash Flow Ratio in effect on such date is equal to or less than 2.5:1.

    "Level II Pricing" applies at any date after January 31, 2001 if (i) the Cash Flow Ratio in effect on such date is equal to or less than 3.0:1 and
(ii) Level I Pricing does not apply.

    "Level III Pricing" applies at any date after January 31, 2001 if (i) the Cash Flow Ratio in effect on such date is equal to or less than 3.5:1 and
(ii) neither Level I Pricing nor Level II Pricing applies.

    "Level IV Pricing" applies at any date after January 31, 2001 if (i) the Cash Flow Ratio in effect on such date is equal to or less than 4.0:1 and
(ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

    "Level V Pricing" applies at any date after January 31, 2001 if (i) the Cash Flow Ratio in effect on such date is equal to or less than 4.5:1 and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

    "Level VI Pricing" applies at any date if, on such date, no other Pricing Level applies.

    "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI Pricing applies at any date.

    The Cash Flow Ratio used to determine Pricing Levels shall be the Cash Flow Ratio shown in the most recent certificate required to have been delivered pursuant to Section 5.1(c)(i). Each Cash Flow Ratio so determined shall be in effect for all Loans made more than five days after such certificate is received by the Agent and less than six days after the next such certificate is delivered to the Agent; provided that if a certificate has not been delivered when required pursuant to Section 5.1(c)(i) and such requirement has not been waived by the Required Banks, Level VI Pricing shall apply to all Loans made more than five days after the date by which such certificate was required to have been delivered and less than six days after the next date a required certificate is actually delivered to the Agent.